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                                                                    EXHIBIT 99.3




                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Azurel, Ltd. on Form 10-KSB/A for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward Adamcik, Vice President of Operations of Azurel, Ltd., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Azurel, Ltd.

Date: September 18, 2003,


                  By:  /s/ Edward Adamcik

                  Name: Edward Adamcik
                  Title: Vice President of Operations